OMNIBUS AMENDMENT AND AGREEMENT
THIS OMNIBUS AMENDMENT No. 3, dated as of May 16, 2008 (this “Amendment No. 3”), is entered into by and among Cofina Funding, LLC (the “Issuer”), Cofina Financial, LLC (the “Servicer” Bank Hapoalim B.M. (the “Funding Agent”), Venus Funding Corporation (the “Conduit Purchaser”) and U.S. Bank National Association, as Trustee (in such capacity, the “Trustee” and as Custodian (in such capacity, the “Custodian”), in each of the capacities in which they appear in the Agreements (defined below). Capitalized terms used but not defined herein have the meanings provided in the Indenture (defined below).
RECITALS
A. Reference is hereby made to (i) that certain Base Indenture, dated as of August 10, 2005 (the “Base Indenture”), between the Issuer and the Trustee, and that certain Series 2005-B Supplement, dated as of November 18, 2005 (the “Series 2005-B Supplement”) and together with the Base Indenture, the “Indenture”), (ii) that certain Note Purchase Agreement, dated as of November 18, 2005 (the “Note Purchase Agreement” by and among the Issuer, the Funding Agent and the financial institutions from time to time party thereto as Committed Purchasers, (iii) that certain Omnibus Amendment, dated as of May 11,2007 (the “First Omnibus Amendment”), by and among the Issuer, the Servicer, the Funding Agent, the Trustee and the Custodian and (iv) that certain Omnibus Amendment No. 2, dated as of October 1, 2007 (the “Second Omnibus Amendment”), by and among the Issuer, the Servicer, the Funding Agent, the Trustee and the Custodian (collectively, the documents referred to in clauses (i) (ii) (iii) and (iv) above, the “Agreements”).
B. The parties to the Agreements desire to enter into this Amendment No. 3 to increase the maximum facility amount available to the Issuer during certain days as designated by the Issuer under the Agreements and to extend the Remaining Term to November 6, 2008.
1. Amendment to Agreements. The “Maximum Funded Amount” (as defined in the Note Purchase Agreement), the “Maximum Principal Amount” (as defined in the Series 2005-B Supplement), the maximum aggregate principal amount of the Cofina Variable Funding Asset-Backed Note, Series 2005-B, and any similar references or definitions in the Agreements shall be $204,000,000.00, provided, that during certain selected periods between the date hereof and November 6, 2008 (the “Remaining Term”), the “Maximum Funded Amount,” the “Maximum Principal Amount”, the maximum aggregate principal amount of the Cofina Variable Funding Asset-Backed Note, Series 2005-B, and any similar references or definitions in the Agreements shall be $306,000,000.00 (the “Increased Amount”). The Issuer shall have the right, upon notice to the Funding Agent and the Trustee by 12:30PM New York time on the first day of the period selected, to select one thirty consecutive day period and one separate twenty seven consecutive day period during the Remaining Term as periods during which the Increased Amount shall apply.

2. Closing Fee. The Issuer hereby covenants and agrees, upon notice to the Funding Agent that a period has been selected during which the Increased Amount shall apply, or in any event on or before November 6, 2008, to pay to Venus Funding Corporation a closing fee in the amount of $48,450.
3. Conditions Precedent. This Amendment No. 3 shall become effective as of the date hereof when the Funding Agent shall have received an original counterpart (or counterparts) of this Amendment No. 3 executed and delivered by each of the parties hereto, or other evidence satisfactory to the Funding Agent of the execution and delivery of this Amendment No. 3 by such parties.
4. Reaffirmation of Covenants, Representations and Warranties. Upon the effectiveness of this Amendment No. 3, each of the Issuer and the Servicer hereby reaffirms all covenants, representations and warranties made in the Agreements and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment No. 3 (except for such representations and warranties that are limited by their terms to an earlier date, in which case such representations and warranties shall speak of such date).
5. Representations and Warranties. Each of the Issuer and the Servicer hereby represents and warrants that (i) this Amendment No. 3 constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, and (ii) upon the effectiveness of this Amendment No. 3, no Event of Default shall exist under the Agreements.
6. Effect of Amendment. Except as expressly amended and modified by this Amendment No. 3, all provisions of the Agreements shall remain in full force and effect. After this Amendment No. 3 becomes effective, all references in each of the Agreements to “this Agreement”, “hereof’, “herein”, or words of similar effect referring to such Agreement shall be deemed to be references to the applicable Agreement as amended by this Amendment No. 3. This Amendment No. 3 shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreements other than as set forth herein.
7. Counterparts. This Amendment No. 3 may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.
8. Governing Law. This Amendment No. 3 shall be governed by, and construed in accordance with the law of the State of New York (without reference to its conflict of law provisions other than Section 5-1401 of the New York General Obligations Law).
9. Section Headings. The various headings of this Amendment No. 3 are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment No. 3 or the Agreements or any provision hereof or thereof.
     IN WITNESS WHEREOF, the parties have caused this Amendment No. 3 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

COFINA FUNDING, LLC

By:

Name:

Title:

COFINA FINANCIAL, LLC

By:

Name:

Title:

VENUS FUNDING CORPORATION

By:

Name:

Title:

U.S. BANK NATIONAL ASSOCIATION, as

Trustee and Custodian

By:

Name:

Title:

BANK HAPOALIM B.M.

By:

Name:

Title:

By:

Name:

Title:

4